                                                                   Exhibit 10.23

                             CONTRACT IN RELATION TO
                           MAXIMUM AMOUNT OF GUARANTEE

                                                 Contract No.: 00100241120030013

Creditor    Hua Xia Bank, Beijing Branch, Shouti  Legal            Wang Minghua
(in full    Sub-branch                            Representative
name):                                            :
Address:    No.168, Xi Wai Avenue                 Postal Code:     100044

Telephone   88576050                              Fax:
Number:

Guarantor   Hurray! Times Communications          Legal            Xiang Songzuo
(in full    (Beijing) Ltd.                        Representative
name):                                            :
Address:    Room B07A, Floor B, Tong Heng         Postal Code:
            Building, No.4 Huayuan  Road,
            Haidian District, Beijing

Telephone                                         Fax:
Number:
Principal                                         Account
Bank:                                             Number:

Time of Signing: December 31, 2004

Place of Signing: Beijing

     WHEREAS the Creditor and Hurray! Solutions (hereinafter referred to as the
                              -----------------
"Debtor") are going to enter into a series of indebtedness contracts (hereinafter referred to as "Master Contracts") within the scope stipulated by
Article 1(1) hereof, and the Guarantor provides a guarantee to the Creditor for the performance by the Debtor of its obligation to repay indebtedness under the Master Contracts on a voluntary basis. The Creditor and the Guarantor (hereinafter referred to as the "Parties") have, after fair consultation, entered into this Contract unanimously and agreed to abide by it in accordance with the applicable laws and regulations of the PRC so as to ensure the enforcement by the Creditor of its right to the payment of indebtedness.

ARTICLE 1 MAJOR INDEBTEDNESS UNDER GUARANTEE

1. Major indebtedness under the guarantee shall be the indebtedness incurred from the businesses agreed to be transacted by the Creditor during the period from December 31, 2004 to December 31, 2005.

     The maximum balance of the major indebtedness under the guarantee shall be no more than RMB (in words) One Hundred Million, of which the portion in foreign
                            -------------
currency shall
be calculated at the selling price promulgated by the Creditor on the date when the conversion is taken place.

     The businesses agreed to be transacted by the Creditor shall include
RMB Loan (RMB/Foreign Currency Loan, discount of bank/commercial acceptance
--------
bills, acceptance of bank acceptance bills, certificate for reduction or exemption of deposit, documentary bills for import and export, and packing loans for export).

2. Within the scope stipulated by Article 1(1) hereof, the Debtor may make an application to the Creditor for revolving line of credit and other bank credits.

     In relation to each of the indebtedness, its commencement date, expiry date, interest rate and amount shall be determined on the basis of the proof in respect of the loans under the Master Contracts or relevant documents for the indebtedness.

3. Within the scope stipulated by Article 1(1) hereof, the Creditor shall not be required to sign a separate guarantee contract with the Guarantor in respect of each of the indebtedness upon release of line of credit and other bank credits.

4. Within the scope stipulated by Article 1(1) hereof, the Guarantor shall be liable in the currencies designated under the Master Contracts.

ARTICLE 2 SCOPE OF GUARANTEE

     The scope of the guarantee shall include the principal, interest, overdue interest, compound interest, penalties and liquidated damages in connection with all the indebtedness under the Master Contracts, the compensation for damages, as well as all expenses relating to the enforcement by the Creditor of its right to payment of indebtedness such as legal cost and fees.

     The Guarantor shall be liable to any actual amount which exceeds the maximum balance of the indebtedness due to the change in interest rate.

ARTICLE 3 FORM OF GUARANTEE

1. The guarantee shall be in the form of guarantee with joint liability.

2. Upon expiry of each of the indebtedness under the Master Contracts, the Creditor shall have the right to demand the Guarantor directly to be liable to the guarantee under this Contract in the event of the non-performance or partial performance by the Debtor of its obligation to repay the indebtedness concerned.

     With regard to each of the indebtedness under the Master Contracts, the expiration of its performance period shall include the circumstance where the Creditor declares the early expiration of each of the indebtedness under the Master Contract in accordance with the requirements of national laws and regulations or the Master Contracts.

ARTICLE 4 GUARANTEE PERIOD

     The guarantee period shall be determined separately on the basis of each of the indebtedness under the Master Contracts.

     1. The guarantee period in connection with loans shall be 2 years from the expiration of the performance period in respect of the indebtedness under the Master Contracts.

     2. The guarantee period in connection with bank acceptance bills, certificate for reduction or exemption of deposits and documentary bills for import shall be 2 years from the date on which an advance is provided by the Creditor.

     3. The guarantee period in connection with discount of commercial bills shall be 2 years from the expiry date of discounted bills.

     4. If the Creditor and the Debtor sign an agreement for the extension of performance period in relation to each of the indebtedness, the guarantee period for the individual indebtedness shall be 2 years from the expiration of the performance period in respect of the indebtedness thereunder.

     5. In the event that the Creditor declares the early expiration of each of the indebtedness under the Master Contracts pursuant to the laws and regulations or the Master Contracts, the guarantee period shall be 2 years from the expiration of the performance period of the indebtedness.

ARTICLE 5 UNDERTAKINGS BY THE GUARANTOR

1. To provide true and valid financial statement and other related materials and information at the request of the Creditor.

2. To perform the obligations under the guarantee pursuant to this Contract;

3. The Creditor may directly deduct an amount from the account of the Guarantor in the case of the failure on the part of the Guarantor to perform its obligations under this Contract;

4. To notify the Creditor in writing within 5 working days upon the occurrence of the following:

     (1) Change in affiliation or senior management, amendment to the articles of association and change of the organizational structure;

     (2) The performance of the Guarantor's obligations in respect of the guarantee hereunder may be affected as a result of serious difficulties in production operation, deterioration of financial condition, or any litigation and arbitration of material significance;

     (3) Alteration of the registration of its name, address and legal representative with the bureau in charge of administration for industry and commerce.

5. To notify the Creditor in writing and obtain its written consent 10 working days prior to the implementation of the following:

     (1) Change of capital structure or form of operation;

     (2) Any guarantee created with the Guarantor's major assets as security for the indebtedness of itself or a third party, which may affect the performance of the obligations in respect of the guarantee hereunder.

6. To approve the extension for the performance of the Debtor's obligations in respect of each of the indebtedness under the Master Contracts agreed by the Creditor and the Debtor.

7. To monitor the application by the Debtor of the line of credit or other bank credits as required by the use and application under the Master Contracts.

8. To continue to bear the joint liability to the Creditor for the obligations of the Debtor even though the Master Contracts are deemed to be invalid.

ARTICLE 6 LIABILITIES FOR BREACH OF CONTRACT

     After this Contract becomes effective, the Guarantor shall fully perform the obligations hereunder in a timely manner, and shall be liable to the compensation for any loss suffered by the Creditor as a result of the non-performance of this Contract.

ARTICLE 7 DISPUTES RESOLUTION

1. Any dispute arising from this Contract shall be handled in accordance with method No.1 below if it cannot be resolved through consultation:
       ----

     (1) To initiate a legal action in the People's Court of the place in which the Creditor is located.

     (2) To submit the dispute to the        arbitration commission
                                      ------
for arbitration in accordance with its rules of arbitration currently in force.

2. During the period of consultation, litigation or arbitration, the provisions hereof which are not in dispute shall be performed continuously.

ARTICLE 8 OTHER PROVISIONS

[None]
---------------

ARTICLE 9 EFFECTIVENESS OF THE CONTRACT

     This Contract shall become effective after it is signed by the legal representative or authorized representative of the Parties and affixed with common seals.

ARTICLE 10 COUNTERPART OF THE CONTRACT

     This Contract shall be executed in three original counterparts. The Parties
                                        -----
shall each keep one copy and each of them shall have the equal legal effect.

ARTICLE 11 SPECIAL STATEMENT

     The Creditor has urged the Guarantor to read this Contract thoroughly and accurately, and has provided an explanation in detail of this Contract at the request of the Guarantor; their understanding of this Contract is entirely the same.

Creditor (Seal):    (Seal of Hua Xia Bank,   Guarantor:          Seal of Hurray!
                    Beijing Branch, Shouti                       Times
                    Sub-branch affixed)                          Communications
                                                                 (Beijing) Ltd.
                                                                 affixed

Legal               Wang Minghua (Signed)    Legal               Xiang Songzuo
Representative or                            Representative or   (Signed)
Authorized                                   Authorized
Representative                               Representative
(Signature):                                 (Signature):

                             CONTRACT IN RELATION TO
                           MAXIMUM AMOUNT OF GUARANTEE

                                                 Contract No.: 00100241120030013

Creditor    Hua Xia Bank, Beijing Branch, Shouti  Legal            Wang Minghua
(in full    Sub-branch                            Representative
name):                                            :
Address:    No.168, Xi Wai Avenue                 Postal Code:     100044

Telephone   88576050                              Fax:
Number:

Guarantor   Beijing Enterprise Network            Legal            Li Jieqiang
(in full    Technology Co., Ltd.                  Representative
name):                                            :
Address:    Room 826, Huizhong Building, No. 1,   Postal Code:
            Shangdi No. 7 Street,
            Haidian District, Beijing

Telephone                                         Fax:
Number:
Principal                                         Account
Bank:                                             Number:

Time of Signing: December 31, 2004

Place of Signing: Beijing

     WHEREAS the Creditor and Hurray! Solutions (hereinafter referred to as the
                              -----------------
"Debtor") are going to enter into a series of indebtedness contracts (hereinafter referred to as "Master Contracts") within the scope stipulated by
Article 1(1) hereof, and the Guarantor provides a guarantee to the Creditor for the performance by the Debtor of its obligation to repay indebtedness under the Master Contracts on a voluntary basis. The Creditor and the Guarantor (hereinafter referred to as the "Parties") have, after fair consultation, entered into this Contract unanimously and agreed to abide by it in accordance with the applicable laws and regulations of the PRC so as to ensure the enforcement by the Creditor of its right to the payment of indebtedness.

ARTICLE 1 MAJOR INDEBTEDNESS UNDER GUARANTEE

1. Major indebtedness under the guarantee shall be the indebtedness incurred from the businesses agreed to be transacted by the Creditor during the period from December 31, 2004 to December 31, 2005.

     The maximum balance of the major indebtedness under the guarantee shall be no more than RMB (in words) One Hundred Million, of which the portion in foreign
                            -------------
currency shall
be calculated at the selling price promulgated by the Creditor on the date when the conversion is taken place.

     The businesses agreed to be transacted by the Creditor shall include
RMB Loan (RMB/Foreign Currency Loan, discount of bank/commercial acceptance
--------
bills, acceptance of bank acceptance bills, certificate for reduction or exemption of deposit, documentary bills for import and export, and packing loans for export).

2. Within the scope stipulated by Article 1(1) hereof, the Debtor may make an application to the Creditor for revolving line of credit and other bank credits.

     In relation to each of the indebtedness, its commencement date, expiry date, interest rate and amount shall be determined on the basis of the proof in respect of the loans under the Master Contracts or relevant documents for the indebtedness.

3. Within the scope stipulated by Article 1(1) hereof, the Creditor shall not be required to sign a separate guarantee contract with the Guarantor in respect of each of the indebtedness upon release of line of credit and other bank credits.

4. Within the scope stipulated by Article 1(1) hereof, the Guarantor shall be liable in the currencies designated under the Master Contracts.

ARTICLE 2 SCOPE OF GUARANTEE

     The scope of the guarantee shall include the principal, interest, overdue interest, compound interest, penalties and liquidated damages in connection with all the indebtedness under the Master Contracts, the compensation for damages, as well as all expenses relating to the enforcement by the Creditor of its right to payment of indebtedness such as legal cost and fees.

     The Guarantor shall be liable to any actual amount which exceeds the maximum balance of the indebtedness due to the change in interest rate.

ARTICLE 3 FORM OF GUARANTEE

1. The guarantee shall be in the form of guarantee with joint liability.

2. Upon expiry of each of the indebtedness under the Master Contracts, the Creditor shall have the right to demand the Guarantor directly to be liable to the guarantee under this Contract in the event of the non-performance or partial performance by the Debtor of its obligation to repay the indebtedness concerned.

     With regard to each of the indebtedness under the Master Contracts, the expiration of its performance period shall include the circumstance where the Creditor declares the early expiration of each of the indebtedness under the Master Contract in accordance with the requirements of national laws and regulations or the Master Contracts.

ARTICLE 4 GUARANTEE PERIOD

     The guarantee period shall be determined separately on the basis of each of the indebtedness under the Master Contracts.

     1. The guarantee period in connection with loans shall be 2 years from the expiration of the performance period in respect of the indebtedness under the Master Contracts.

     2. The guarantee period in connection with bank acceptance bills, certificate for reduction or exemption of deposits and documentary bills for import shall be 2 years from the date on which an advance is provided by the Creditor.

     3. The guarantee period in connection with discount of commercial bills shall be 2 years from the expiry date of discounted bills.

     4. If the Creditor and the Debtor sign an agreement for the extension of performance period in relation to each of the indebtedness, the guarantee period for the individual indebtedness shall be 2 years from the expiration of the performance period in respect of the indebtedness thereunder.

     5. In the event that the Creditor declares the early expiration of each of the indebtedness under the Master Contracts pursuant to the laws and regulations or the Master Contracts, the guarantee period shall be 2 years from the expiration of the performance period of the indebtedness.

ARTICLE 5 UNDERTAKINGS BY THE GUARANTOR

1. To provide true and valid financial statement and other related materials and information at the request of the Creditor.

2. To perform the obligations under the guarantee pursuant to this Contract;

3. The Creditor may directly deduct an amount from the account of the Guarantor in the case of the failure on the part of the Guarantor to perform its obligations under this Contract;

4. To notify the Creditor in writing within 5 working days upon the occurrence of the following:

     (1) Change in affiliation or senior management, amendment to the articles of association and change of the organizational structure;

     (2) The performance of the Guarantor's obligations in respect of the guarantee hereunder may be affected as a result of serious difficulties in production operation, deterioration of financial condition, or any litigation and arbitration of material significance;

     (3) Alteration of the registration of its name, address and legal representative with the bureau in charge of administration for industry and commerce.

5. To notify the Creditor in writing and obtain its written consent 10 working days prior to the implementation of the following:

     (1) Change of capital structure or form of operation;

     (2) Any guarantee created with the Guarantor's major assets as security for the indebtedness of itself or a third party, which may affect the performance of the obligations in respect of the guarantee hereunder.

6. To approve the extension for the performance of the Debtor's obligations in respect of each of the indebtedness under the Master Contracts agreed by the Creditor and the Debtor.

7. To monitor the application by the Debtor of the line of credit or other bank credits as required by the use and application under the Master Contracts.

8. To continue to bear the joint liability to the Creditor for the obligations of the Debtor even though the Master Contracts are deemed to be invalid.

ARTICLE 6 LIABILITIES FOR BREACH OF CONTRACT

     After this Contract becomes effective, the Guarantor shall fully perform the obligations hereunder in a timely manner, and shall be liable to the compensation for any loss suffered by the Creditor as a result of the non-performance of this Contract.

ARTICLE 7 DISPUTES RESOLUTION

1. Any dispute arising from this Contract shall be handled in accordance with method No.1 below if it cannot be resolved through consultation:
       ----

     (1) To initiate a legal action in the People's Court of the place in which the Creditor is located.

     (2) To submit the dispute to the        arbitration commission
                                      ------
for arbitration in accordance with its rules of arbitration currently in force.

2. During the period of consultation, litigation or arbitration, the provisions hereof which are not in dispute shall be performed continuously.

ARTICLE 8 OTHER PROVISIONS

[None]
---------------

ARTICLE 9 EFFECTIVENESS OF THE CONTRACT

     This Contract shall become effective after it is signed by the legal representative or authorized representative of the Parties and affixed with common seals.

ARTICLE 10 COUNTERPART OF THE CONTRACT

     This Contract shall be executed in three original counterparts. The Parties
                                        -----
shall each keep one copy and each of them shall have the equal legal effect.

ARTICLE 11 SPECIAL STATEMENT

     The Creditor has urged the Guarantor to read this Contract thoroughly and accurately, and has provided an explanation in detail of this Contract at the request of the Guarantor; their understanding of this Contract is entirely the same.

Creditor (Seal):  (Seal of Hua Xia Bank,  Guarantor:        Seal of Beijing
                  Beijing Branch, Shouti                    Enterprise Network
                  Sub-branch affixed)                       Technology Co., Ltd.
                                                            affixed

Legal             Wang Minghua (Signed)   Legal             Li Jieqiang
Representative                            Representative or (Signed)
or Authorized                             Authorized
Representative                            Representative
(Signature):                              (Signature):